                              BYLAWS

                               -OF-

                        CORE VENTURES, INC.

                "COLORADO BUSINESS CORPORATION ACT"

                              BYLAWS

                               -OF-

                        CORE VENTURES, INC.

                         TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
PART 1 - INTERPRETATION................................................    1
PART 2 - SHARES AND SHARE CERTIFICATES.................................    2
PART 3 - ALLOTMENT AND ISSUE OF SHARES.................................    3
PART 4 - TRANSFER AND TRANSMISSION OF SHARES...........................    3
PART 5 - ALTERATION OF CAPITAL.........................................    6
PART 6 - PURCHASE OF SHARES............................................    6
PART 7 - BORROWING POWERS..............................................    7
PART 8 - CONVENING GENERAL MEETINGS....................................    8
PART 9 - PROCEEDINGS AT GENERAL MEETINGS...............................    8
PART 10 - VOTING AT GENERAL MEETINGS...................................   11
PART 11 - DIRECTORS.....................................................  14
PART 12 - RETIREMENT AND ELECTION OF DIRECTORS.........................   15
PART 13 - POWERS AND DUTIES OF DIRECTORS...............................   15
PART 14 - PROCEEDINGS OF DIRECTORS.....................................   16
PART 15 - EXECUTION OF DOCUMENTS.......................................   19
PART 16 - OFFICERS.....................................................   20
PART 17 - INDEMNIFICATION AND PROTECTION OF DIRECTORS,
          OFFICERS, EMPLOYEES AND CERTAIN AGENTS.......................   20
PART 18 - DIVIDENDS AND CAPITALIZATION.................................   21
PART 19 - ACCOUNTING RECORDS...........................................   22
PART 20 - NOTICES......................................................   22
PART 21 - RECORD DATES.................................................   24
PART 22 - SHARE CLASS RIGHTS...........................................   25
PART 23 - RESTRICTIONS.................................................   26

                "COLORADO BUSINESS CORPORATION ACT"

                              BYLAWS

                               -OF-

                        CORE VENTURES, INC.

                      PART I - INTERPRETATION

1.1       In these Bylaws, unless the context otherwise requires:

     (a) "Corporation" means CORE VENTURES, INC. a Corporation incorporated under the Colorado Business Corporation Act;

     (b) "Colorado Corporation Act" means the Colorado Business Corporation Act of the State of Colorado from time to time in force and all amendments thereto and includes all regulations made pursuant to that Act;

     (c) "Director" means, at any given time, an individual duly elected or appointed to such office in accordance with these Bylaws and an individual who would have been elected or appointed to such office in accordance with these Bylaws but for a defect that may afterwards be discovered with his appointment, election or qualification;

     (d) "Dividend Record Date" means, in respect of the payment of any dividend, the record date for determining the members, or the members of a class of members, entitled to receive payment of any such dividend;

     (e) "Notice Record Date" means, in respect of a general meeting or a class meeting, the record date for determining the members, or the members of a class of members, entitled to receive notice of the general meeting or the class meeting;

     (f) "Register" means the register of members to be kept pursuant to the Colorado Corporation Act;

     (g) "Registered Address" means in respect of a member, his address as recorded in the Register and with respect to a Director means his address as recorded on the Corporation's register of Directors to be kept pursuant to the Colorado Corporation Act;

     (h) "Registered Holder" means, in respect of a share in the issued capital of the Corporation, the person registered in the Register as being the member holding that share;


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
     (i)  "Seal" means the common seal of the Corporation; and

     (j) "Voting Record Date" means, in respect of a general meeting or a class meeting, the record date for determining the members, or the members of a class of members, entitled to vote at the general meeting or the class meeting.

1.2 Expressions referring to writing shall be construed as including references to manuscript, printing, lithography, typewriting, photography, telecopy and other modes of representing or reproducing words in a visible and hard copy form.

1.3 Unless the context otherwise requires, words importing the singular include the plural and vice versa; and words importing a male person include a female person and a corporation and other bodies corporate.

1.4 Unless otherwise defined in these Bylaws, words or phrases defined in the Colorado Corporation Act shall have the meanings given to them in the Colorado Corporation Act, with the necessary changes and so far as applicable. Where there is any conflict between the Colorado Corporation Act and any other Act or Statute with respect to any definition, the Colorado Corporation Act shall prevail.


                     PART 2 - SHARES AND SHARE CERTIFICATES

2.1 Every share certificate issued by the Corporation shall be in such form as the Directors approve and shall comply with the Colorado Corporation Act.

2.2 Any share certificate may be mailed by registered prepaid mail to the member entitled thereto at his Registered Address, and neither the Corporation nor any registrar or transfer agent shall be liable for any loss occasioned to the member if any such share certificate is so mailed.

2.3 In respect of a share held jointly by several persons, delivery of a certificate for that share to one of such persons or to his duly authorized agent shall be sufficient delivery to all.

2.4       If a share certificate:

     (a) is worn out or defaced, upon production to the Corporation of that certificate and upon such other terms, if any, as the Corporation may think fit, the certificate shall be cancelled and a new certificate shall be issued in lieu thereof;


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

       (b) is lost, stolen or destroyed, then upon proof thereof to the satisfaction of the Corporation and upon such indemnity and security therefor, if any, as the Corporation deems adequate being given, the Corporation shall issue a new share certificate in place thereof to the person entitled to the lost, stolen or destroyed certificate.

2.5 Except as required by law, statute or these Bylaws, no person shall be recognized by the Corporation as holding any share upon any trust, and the Corporation shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by law, statute or these Bylaws provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the Registered Holder.


                     PART 3 - ALLOTMENT AND ISSUE OF SHARES

3.1 Subject to the Colorado Corporation Act and to any rights and restrictions attached to any shares in the capital of the Corporation, the allotment and issue of shares, whether in the original or any increased capital of the Corporation, shall be under the control of the Directors who may allot or otherwise dispose of, and/or grant options on, or otherwise deal in shares authorized but not yet allotted at such times and to such persons, including Directors, and in such manner, and upon such terms and conditions, and at the price or for such consideration, as the Directors, in their absolute discretion, may determine.

3.2 The Corporation may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Corporation, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares provided that the rate of the commission or discount shall not in the aggregate exceed such commission or discount as is authorized by the Colorado Corporation Act. The Directors may also pay such brokerage as may be lawful.


                  PART 4 - TRANSFER AND TRANSMISSION OF SHARES

4.1 The Corporation may appoint one or more persons as its registrar or transfer agent for the purpose of issuing, countersigning, registering, transferring, certifying and cancelling the shares and share certificates of the Corporation.

4.2 The Corporation may keep or cause to be kept one or more branch Registers at such place or places within or outside British Columbia as the Directors determine.


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

4.3 Subject to the restrictions and provisions of the Articles and of these Bylaws, a member may transfer any or all of his shares by instrument of transfer executed by the member or his attorney duly authorized in writing. The instrument of transfer of any share of the Corporation shall be in the form, if any, provided on the back of the Corporation's form of share certificate, in any usual and common form, or in any other form which the Directors may approve. If the Directors so require, there shall be a separate instrument of transfer for each class of share proposed to be transferred. The execution of the instrument of transfer shall be attested and validated as the Directors may from time to time reasonably require. Subject to the Colorado Corporation Act, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the Register or branch Register in respect thereof.

4.4 In order to effect a transfer of a share, a duly executed instrument of transfer shall be deposited at the office of the registrar or transfer agent together with the share certificate representing the share to be transferred any such other evidence, if any, as the registrar or transfer agent may require to prove the title of the transferor or his right to transfer the share.

4.5 The signature of a Registered Holder or of his duly authorized attorney on the instrument of transfer shall constitute complete and sufficient authority to the Corporation to register in the name of the person named in that instrument of transfer as transferee the shares specified in the instrument of transfer, or if no number is specified, all the shares of the Registered Holder evidenced by share certificates delivered with the instrument of transfer. If no transferee is so named in the instrument of transfer, then the instrument of transfer shall constitute a complete and sufficient authority to the Corporation to register in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the registrar or transfer agent the shares specified in the instrument of transfer of, if no number is specified, all the shares of the Registered Holder evidenced by share certificates delivered with the instrument of transfer.

4.6 None of the Corporation, the Directors and the officers and agents of the Corporation shall be bound to enquire into the title of the transferee of any shares to be transferred, and shall not be liable to any person for registering the transfer.

4.7 The Corporation or its registrar or transfer agent may refuse to recognize the transfer of a share to an infant, bankrupt or person suffering mental infirmity.

4.8 Upon compliance with and subject to the provisions of these Bylaws and the Colorado Corporation Act, the Corporation shall cause the name of the transferee to be entered in the Register as the Registered Holder of the share. Where there are more than one transferee, the transferees shall be registered as joint Registered Holders of the share and their names shall stand on the Register in the order in which their names appear on the instrument of transfer.


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
4.9 Except in the case of fiduciaries (as defined below), the Corporation may refuse to register more than three persons as joint Registered Holders of a share.

4.10 A share may be registered in the name of a person as executor, administrator, guardian, committee, curator or trustee of a named person, trust or estate (the person in whose name any share is so registered or so proposed to be registered being herein referred to as a "fiduciary").

4.11 Where application is made to issue or transfer a share to a fiduciary, the Corporation shall be under no obligation to enquire into the authority of the fiduciary, who shall be presumed, as against the Corporation, to be acting in accordance with his authority unless, in the case of a transfer of a share, the transfer proposed is from the person whose estate or interest is sought to be represented.

4.12 In the case of a transfer by a fiduciary, including a transfer by a fiduciary to himself, the Corporation shall be under no obligation to enquire into the authority of the fiduciary or the propriety of the transaction or to ascertain whether the fiduciary continues to occupy his office at the time of transfer.

4.13 In all cases the Corporation shall be entitled to act on an order of a court of record, wherever constituted or having jurisdiction in proceedings to which the Registered Holder in respect of the shares appears from the order to have been a party, directing a vesting or declaring the ownership of shares, as evidenced by a copy of the order of the court certified as such in accordance with the practice of the court.

4.14 Any grant of letters probate or letters of administration or order appointing a trustee, guardian, committee, curator or directing a vesting or declaring an ownership of shares (as evidenced by a copy thereof certified in accordance with the practice of the authority issuing the grant or order and so certified within one year of the date of its deposit with the registrar or transfer agent of the Corporation) shall be deemed to be in full force and effect and not to have been amended, revoked or reversed, unless and until there is delivered to the registrar or transfer agent of the Corporation:

       (a) a certificate of a court of record appearing to have the required jurisdiction, certified in accordance with the practice of the court, that proceedings have been commenced by way of appeal or otherwise to amend, revoke or reserve the grant or order, or

       (b) a copy of an order of a court of record appearing to have the necessary jurisdiction certified as aforesaid, by which the earlier grant or order is amended, revoked or reversed.

4.15 Upon compliance with and subject to the provisions of these Bylaws and the Colorado Corporation Act, the Corporation shall cause the name of the fiduciary to be entered in the Register as the Registered Holder of


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
the share. Where there is more than one fiduciary, the fiduciaries shall be registered as joint Registered Holders of the share and their names shall stand on the Register in the order in which their names appear on the grant or order.

4.16 Where a transfer or transmission of a share is completed by registration in the Register, the instrument of transfer shall be retained by the Corporation's registrar or its transfer agent. Where the Corporation declines to register a proposed transfer or transmission of a share, the instrument of transfer, share certificate and other documentation deposited for the purpose of the transfer or transmission shall be retuned to the person depositing the same, or other person entitled thereto.

4.17 There shall be paid to the Corporation in respect of the registration of any transfer or transmission such fee as the Directors may determine.

4.18 The personal representative of a deceased member (not being one of several joint Registered Holders) shall be the only person recognized by the Corporation as having any title to a share registered in the name of the deceased member. On the death of one of the joint Registered Holders of a share, the survivor or survivors shall be the only person or persons recognized by the Corporation as having any title to or interest in the share.

                        PART 5 - ALTERATIONS OF CAPITAL

5.1 Subject to any restrictions in its Articles or in these Bylaws, the Corporation may by ordinary resolution alter its Articles to increase the authorized capital of the Corporation by:

     (a)  creating shares with par value or shares without par value, or both;

     (b) increasing the number of shares with par value or shares without par value, or both; or

     (c) increasing the par value of a class of shares with par value, if no shares of that class are issued.

                          PART 6 - PURCHASE OF SHARES

6.1 Subject to the provisions of the Colorado Corporation Act with respect to pro rata purchase and to the special rights and restrictions attached to any class of shares, the Corporation may, by a resolution of the Directors, purchase any of its shares at the price and upon the terms specified in that resolution. The Corporation may, by a resolution of the Directors, sell any of its shares so purchased at the price and upon the terms specified in that resolution. The Corporation may, by a resolution of the Directors, surrender by way of gift any of its shares purchased by the Corporation.

                           PART 7 - BORROWING POWERS

7.1       The Directors may from time to time authorize the Corporation to:

     (a) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

     (b) guarantee the repayment of any sum of money borrowed by any person or corporation;

     (c) guarantee the performance of any obligation of any person or corporation;

     (d) issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Corporation or any other person; and

     (e) mortgage, charge, whether by way of specific or floating charge, or give a security interest in or other security on the undertaking of the whole or any part of the property and assets of the Corporation (both present and future).


7.2 The Directors may make any debentures, bonds or other debt obligations issued by the Corporation, by their terms assignable free from any equities between the Corporation and the person to whom they may be issued, or any other person who lawfully acquire the same by assignment, purchase or otherwise.

7.3 The Directors may authorize the issue of any debentures, bonds or other debt obligations of the Corporation at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Corporation and otherwise as the Directors may determine at or before the time of issue.

7.4 Every debenture, bond or other debt obligation of the Corporation shall be signed manually by at least one Director or officer of the Corporation or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the debenture, bond or other debt obligation appointed by the Corporation or under any instrument under which the debenture, bond or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a debenture, bond or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such debenture, bond or other debt obligation to hold at the date of the issue thereof.

                      PART 8 - CONVENING GENERAL MEETINGS

8.1 Every general meeting of the Corporation shall be held at such time and place, in accordance with the Colorado Corporation Act, as the Directors may determine.

8.2 Every general meeting, other than an annual general meeting, shall be called an extraordinary general meeting.

8.3 The Directors may, whenever they think fit, convene an extraordinary general meeting.

8.4 Notice of a general meeting shall specify the time and place of the meeting and, in case of special business, the general nature of that business. The accidental omission to give notice of any meeting to, or the non-receipt of any such notice by, any person as may be entitled to receive that notice, shall not invalidate any proceedings at that meeting.

8.5 Unless otherwise prohibited by law, members entitled to notice of a general meeting may, by unanimous consent in writing, before, during or after the meeting waive or reduce the period of notice convening the meeting, and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

8.6 If any special business includes the presenting, considering, approving, ratifying or authorizing of any document or of the execution of any document, the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at a place specified in that notice during business hours in any working day or days prior to the date of the meeting.


                    PART 9 - PROCEEDINGS AT GENERAL MEETINGS

9.1 All business, other than the conduct of and voting at a general meeting, shall be deemed special that is transacted at:

     (a)  an extraordinary general meeting; and

     (b)  an annual general meeting with the exception of:

          (i) the consideration of the financial statements and the reports of the Directors and auditors,

          (ii) fixing or changing the number of Directors;



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            (iii)       the election of Directors,

             (iv)       the appointment and remuneration of the auditors,

              (v)       the sanctioning of dividends, and

             (vi) such other business as under these Bylaws or the Colorado Corporation Act should be transacted at an annual general meeting, or which is brought under consideration by the report of the Directors issued with the notice convening the meeting.

9.2 No business other than the election of a chairman and the adjournment of the meeting shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business.

9.3             Save as provided in Article 9.4, a quorum shall be:

      (a) one individual entitled to vote at the meeting, if there is only one member of the Corporation entitled to vote; or

      (b) two individuals entitled to vote at the meeting, if there is more than one member of the Corporation entitled to vote at the meeting.

9.4 If within 1/2 hour from the time appointed for a meeting a quorum is not present, the meeting:

      (a)       if convened by requisition of the members, shall be terminated;
                or

      (b) in any case, shall stand adjourned to a place in the same city as determined at the meeting by the chairman of the meeting.
                The adjourned meeting shall be held at the same time on the same day in the next week or, if that day is a holiday, on the following business day. If at that time and place a quorum is not present within 1/2 hour from the time appointed, the member or members present in person or by proxy or by duly authorized representative shall be a quorum.

9.5 Unless otherwise determined by a resolution of the Directors, the chairman of the Directors, if any, or in his absence the president, if any, or in their absence a vice-president, if any, shall preside as chairman of every general meeting of the Corporation.

9.6 If at any general meeting there is no chairman of the Directors, president or vice-president present within 15 minutes after the time appointed for holding the meeting, or if the chairman of the Directors, the president,



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
the vice-president (or such of them as are present at the general meeting) are unwilling to act as chairman, the individuals present and entitled to vote at the meeting shall by election choose one of their number to be chairman of the meeting.

9.7 The chairman of the meeting shall appoint one or more scrutineers to assist him in taking the attendance and counting proxies and ballots.

9.8 The chairman of the meeting may, with the consent of any general meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place. No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting, but not "advance notice", shall be given either as in the case of a general meeting or by advertisement published at least once in a daily newspaper in general circulation nationally in Canada. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at any adjourned meeting.

9.9 The Directors, the secretary or, in the secretary's absence, an assistance secretary, the president, the vice-presidents and a solicitor for the Corporation shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless that person is a member or proxyholder or authorized representative of a corporate member not being a subsidiary entitled to vote thereafter.

9.10 Every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person or by proxy or by authorized representative of a corporate member not being a subsidiary, and unless a poll is so demanded, a declaration by the chairman that a resolution has been carried unanimously or by a particular majority, or not carried by a particular majority, and an entry to that effect in the minute book of the Corporation shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

9.11 No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

9.12 In case of an equality of votes upon a resolution, the chairman shall, either on a show of hands or on a poll, have a casting vote in addition to the vote or votes to which he may be entitled as a member.

9.13 If a poll is duly demanded it shall be taken within seven days and in such manner as the chairman directs, provided that a poll demanded on the election of a chairman, or on a question of adjournment shall be taken forthwith and without an intervening adjournment. The results of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. A demand for a poll may be withdrawn.


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
9.14 In the case of any dispute as to the admission or rejection of a vote, the chairman shall determine whether that vote shall be admitted or rejected. Provided that the decision of the chairman is made in good faith, the decision of the chairman shall be final and conclusive.

9.15 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

9.16 The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

9.17 Unless the Colorado Corporation Act or these Bylaws otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

                      PART 10 - VOTING AT GENERAL MEETINGS

10.1 Subject to any special rights or restrictions for the time being attached to any class or series of shares and the restrictions on joint Registered Holders, on a show of hands every member present in person or by proxy shall have one vote, and on a poll every member present in person or by proxy entitled to vote on that poll, shall have one vote for every share he holds which confers on him the right to vote.

10.2 If, on the Voting Record Date, the name of a person was not on the Register for the class of shares to be voted at a general meeting or a class meeting, that person is not entitled to vote those shares at that meeting, notwithstanding.

        (a)  the rights and restrictions attached to such shares; and

        (b) that the name of the person is on such Register on the date of such meeting or on the Notice Record Date.

10.3 Any corporation not being a subsidiary which is a member of the Corporation may authorize such person as it thinks fit to act as its representative at any general meeting, series meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Corporation personally present, including, without limitation, the right, unless restricted by the instrument under which he was authorized to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Before recognizing any person as an authorized representative of a corporate member, the Corporation shall be entitled to require evidence satisfactory to the Corporation of the appointment of such representative. Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

10.4 Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the Register in respect of the share shall alone be entitled to vote in respect of that share. Several personal legal representatives of a deceased member in whose sole name any share is registered shall, for the purpose of this Article, be deemed joint members in the order in which their names stand on the order of representation or if none has been granted, in the order on the testamentary instrument.

10.5 A member of unsound mind, entitled to attend and vote at any meeting, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

10.6 A form of proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, under the hand of an officer or attorney of that corporation.

10.7 Any person who has attained the age of majority may act as proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder. The proxy may authorize the person so appointed to act as proxyholder for the appointor for the period, at such meeting or meetings and to the extent permitted by the Corporation.

10.8 A member holding one share in respect of which he is entitled to vote shall be entitled to appoint one proxyholder, with power of substitution, to attend, act and vote for him and a member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxyholders to attend, act and vote for him on the same occasion and such member shall be entitled to appoint such proxyholders with power of substitution in each. If such a member should appoint more than one proxyholder for the same occasion, he shall specify the number of shares that each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

10.9 Subject to any resolution of Directors as permitted by the Colorado Corporation Act, a proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Corporation or at such other place as is specified for the purpose in the notice calling the meeting, not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote, or shall be deposited with the chairman of the meeting prior to the commencement thereof. The Directors may from time to time by resolution make regulations providing for the depositing of proxies at some place or places other than the registered office of the Corporation or the place at which a meeting or adjourned meeting of members is to be held and providing for particulars of such proxies to be cabled, telexed, telegraphed, telecopied or otherwise sent in writing before the meeting or an adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so deposited may be voted. Votes given in accordance with such regulations shall be valid and counted.

10.10 A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death, incapacity, mental infirmity or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, provided no prior notice in writing of the death, incapacity, mental infirmity, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the Corporation or by the chairman of the meeting or adjourned meeting prior to the time at which the vote was given.

10.11 Other than in the case of a solicitation by or on behalf of the management of the Corporation or by any other person or unless, in the circumstances, the Colorado Corporation Act requires any other form of proxy, an instrument appointing a proxy may be in the following form or in any other form that the Directors shall approve:


                              CORE VENTURES, INC.

I, __________, of __________, being a member of __________, hereby appoint
__________, of _________, as my proxy to vote for me and on my behalf at the (annual or extraordinary, as the case may be) general meeting of the Corporation to be held on the __ day of ________, ____, and at any adjournment of that meeting.

Signed this __ day of ________, ____.



------------------------------------
      (Signature of Member)


In the case of a solicitation by or on behalf of the management of the Corporation or by any other person the form of and the authority conferred by a proxy shall comply with the provisions of the Colorado Corporation Act.

                              PART 11 - DIRECTORS


11.1 The number of Directors of the Corporation may be determined from time to time by ordinary resolution of the members of the Corporation but such number shall not be less than the minimum number required under the Colorado Corporation Act.

11.2 A Director shall not be required to hold any share in the capital of the Corporation as qualification for that office.

11.3 The remuneration of each of the Directors as such may from time to time be determined by the Directors. Any remuneration shall be in addition to any salary or other remuneration paid to any officer or employee of the Corporation who is also a Director. Every Director shall be repaid such reasonable expenses as he may incur in and about the business of the Corporation. If any Director shall perform any services for the Corporation that in the opinion of the Directors are outside the ordinary duties of a Director, that Director may be paid a remuneration to be fixed by the Directors, or, at the option of such Director, by the Corporation in general meeting, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he may be entitled to receive. Unless otherwise determined by ordinary resolution, the Directors on behalf of the Corporation may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Corporation or to his spouse or dependants and they may make contributions to any fund and pay premiums for the purchase or provisions of any such gratuity, pension or allowance.

11.4 A Director may hold any office or place of profit with the Corporation (other than the office of auditor of the Corporation) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine. No Director or intended Director shall be disqualified by his office from contracting with the Corporation either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise. Subject to compliance with the provisions of the Colorado Corporation Act, no contract or transaction entered into by or on behalf of the Corporation in which a Director is in any way interested shall be liable to be voided by reason thereof.

11.5 Any Director may act by himself or his firm a professional capacity for the Corporation, other than auditor, and he or his firm shall be entitled to remuneration for professional service as if he were not a Director.

11.6 A Director may be a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Corporation may be interested as a shareholder or otherwise, and, a Director shall not be accountable to the Corporation for any remuneration or other benefits received by the Director as director, officer or employee of or from the Director's interest in, such other corporation or firm.

11.7 Any Director may from time to time appoint another Director to be his alternate Director. The appointee, while he holds office as an alternate Director, shall be entitled to notice of meetings of the Directors and, in the absence of the Director for whom he is an alternate, to attend and vote thereat as a Director and shall not be entitled to be remunerated otherwise than out of the remuneration of the Director appointing him. Any Director may make or revoke an appointment of his alternate Director by notice in writing or by telegram, telex, telecopy, or by cable to be delivered or addressed, postage or other charges prepaid, to the registered office of the Corporation. No person shall act as an alternate Director unless he qualifies under the Colorado Corporation Act to act as a Director of the Corporation.


                 PART 12 - RETIREMENT AND ELECTION OF DIRECTORS

12.1 The members may elect or appoint Directors at any time and from time to time.

12.2 At each annual general meeting of the Corporation, each Director shall retire from such office, but shall be eligible for re-election to such office. Subject to the Articles and these Bylaws, the members shall elect the Directors at each annual general meeting, and if no Directors are elected at such meeting, the vacating Directors shall be deemed to have been re-elected.

12.3 Between annual general meetings, the Directors may appoint one or more qualified persons as additional Directors but the number of additional Directors shall not at any time exceed one-third of the number of Directors elected at the last annual general meeting of the Corporation. Any Director so appointed shall hold office until the next annual general meeting of the Corporation and shall be eligible for re-election. So long as there is an additional Director the number of Directors shall be increased accordingly. However, the number of Directors shall not remain so increased at the next annual general meeting.

12.4 The Directors may at any time and from time to time appoint any person as a Director to fill a casual vacancy occurring among the Directors or a vacancy resulting from an increase of the number of Directors, except where the members have done so pursuant to Article 12.1. Any Director so appointed shall hold office until the next annual general meeting of the Corporation and shall be eligible for re-election.


                    PART 13 - POWERS AND DUTIES OF DIRECTORS

13.1 The Directors shall manage, or supervise the management of, the affairs and business of the Corporation and shall have the authority to exercise all such powers of the Corporation as are not, by the Colorado Corporation Act or by the Articles or these Bylaws, required to be exercised by the Corporation in general meeting.

13.2 The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Corporation for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Bylaws and excepting the powers of the Directors relating to the constitution of the board of Directors and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the Directors or any of the members of the Corporation or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.


                       PART 14 - PROCEEDINGS OF DIRECTORS

14.1 The Directors may meet for the dispatch of business at such places, may adjourn and otherwise regulate their meetings and proceedings, as they think fit. The Directors may from time to time fix the quorum necessary for the transaction of business and, unless so fixed, the quorum shall be a majority of the Directors. The chairman of the Directors, if any, or in his absence the vice-chairman of the Directors, if any, or in their absence president of the Corporation shall be the chairman of all meetings of the Directors, but if at any meeting neither the chairman of the Directors nor the vice-chairman of the Directors nor the president shall be present within 15 minutes after the time appointed for holding the meeting or if all of the chairman of the Directors, if any, the vice-chairman of the Directors, if any, and the president, being present decline to act as the chairman of the meeting of the Directors, the Directors present may choose one of their number to be chairman at the meeting. A Director interested in a proposed contract or transaction with the Corporation shall be counted in a quorum notwithstanding his interest. For the purpose of calculating quorum, a Director who is an alternate Director shall be counted in his own right and for each Director for whom he is an alternate.

14.2 A Director may at any time and the secretary, upon the written request of a Director, shall call a meeting of the Directors. Reasonable notice thereof specifying the time and place of that meeting shall be given to each Director. Notice may be given in any way, including mail, postage prepaid, addressed to each of the Directors at his address as recorded on the Corporation's register of Directors kept pursuant to the Colorado Corporation Act or may be given to each Director either personally or by leaving it at his usual business or residential address or orally or by telephone, or telegram, teletype, telex, facsimile transmission or other method of transmitting lasting visually recorded messages. It shall not be necessary to give to any Director notice of a meeting of Directors immediately following a general meeting at which the Director has been elected or notice of a meeting of Directors at which that Director has been appointed. Accidental omission to give notice of a meeting of Directors at which that Director has been appointed. Accidental omission to give notice of a meeting of Directors to, or the non-receipt of notice by, any Director, shall not invalidate the proceedings at that meeting.

14.3 Any Director may advise the secretary orally or in writing that he waives notice of any past, present or future meetings or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw orally or in writing such waiver with respect to meetings held after the withdrawal. A waiver so given with respect to future meetings applies only with respect to meetings convened up to and including the earliest of:

        (a)     the date 12 months from the date of giving the waiver;

        (b) the date or time designated in the waiver as the date or time on which the waiver expires;

        (c)     the date of the next annual general meeting; and

        (d)     the date or time on which such waiver is withdrawn.

14.4 Notwithstanding any vacancy that occurs among the Directors, the continuing Directors or Director may act but so long as their number is reduced below the number fixed by or pursuant to these Bylaws as the number of Directors necessary for a quorum, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Corporation, but for no other purpose.

14.5 Questions arising at any meeting of the Directors shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote. A Director who acts as an alternate for one or more other Directors will be entitled at a meeting of the Directors to cast one vote for each Director for whom he is an alternative in addition to the vote to which he is entitled as a Director in his own right.

14.6 Notwithstanding any other provision of these Bylaws, a resolution consented to in writing by all the Directors or all the members of a committee shall be as valid and effectual as if it had been passed at a meeting of the Directors or the committee, duly called, constituted and held. Any resolution consented to in writing and otherwise valid:

        (a) may be in two or more counterparts which together shall be deemed to constitute one resolution in writing; and

        (b) may be evidenced by telex, teletype, telegram, facsimile transmission or any other method of transmitting lasting visually recorded messages.

14.7 The Directors or any committee thereof may hold meetings by means of conference telephone or any other communication facility whereby all persons participating in the meeting can hear each other and make themselves heard, provided that all such persons agree to such participation. Subject to the foregoing, a meeting of the Directors or any committee thereof shall be deemed to have been held provided all participants have agreed at the commencement thereof that such communication shall be considered to be a meeting of the Directors or a committee thereof, as the case may be. A Director participating in a meeting in accordance with this Article shall be deemed to be present thereat and to have so agreed and shall be counted in the quorum therefor and shall be entitled to speak and vote thereat.

14.8 The Directors may be resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Directors, all the powers vested in the Directors except the power to fill vacancies among the Directors, the power to change the membership of, or fill vacancies in, the Executive Committee or any other Committee of the Board and such other powers, if any, as may be specified in the resolution.

14.9 The Directors may by resolution appoint one or more committees, including the audit committee required to be appointed to the Colorado Corporation Act, consisting of one or more Directors and may delegate to any such committee between meetings of the Directors any (but not all) of their powers, except the powers to fill vacancies on the board to appoint additional Directors and to change membership or fill vacancies on a committee; any committee so formed shall in the exercise of the powers so delegated conform to any terms that may be imposed on it by the Directors. The Directors shall also have the power at any time to revoke or override any authority given to or acts to be done by or pursuant to the authority of any such committees, except as to acts done before such revocation or overriding, and to terminate the appointment or change the membership of a committee and to fill vacancies in its.

14.10 The powers of a committee may be exercised by a meeting at which a quorum is present or by a resolution consented to in writing pursuant to
Article 14.6. Except as otherwise determined by the Directors:

       (a) the number of Directors forming a quorum for a committee will be a majority of the number of Directors constituting the committee immediately after the last Director was appointed thereto;

       (b) a question arising at any meeting of a committee will be determined by a majority of the votes cast thereon, and in the case of an equality of votes the chairman of the meeting will not be entitled to a second or casting vote;

       (c) each committee will meet and adjourn as it thinks proper and will have power to elect its chairman and to make rules for the conduct of its business; and

       (d) a committee may act notwithstanding any vacancy in its body, so long as:

                     (i) the number of members of the committee in office is not reduced below the number fixed as the quorum for meetings of the committee; and

                     (ii) the number of Directors in office is not reduced below the number fixed as a quorum of the board.

14.11 Each committee will keep regular minutes of its transactions and will cause them to be recorded in books kept for that purpose, and will report them to the Directors as the Directors from time to time require.

                        PART 15 - EXECUTION OF DOCUMENTS

15.1 The Directors may adopt a Seal, may from time to time, adopt a new common seal, and will provide for the safe custody thereof.

15.2 The Corporation may have an official seal for use in any other province, territory, state or country.

15.3 Neither the Seal nor an official seal will be impressed on any document or instrument except:

       (a) pursuant to the authorization of a resolution of the Directors, which authorization may extend to the sealing of a particular document or instruments, one or more documents and instruments meeting a description, or to all documents and instruments to be executed under seal; or

       (b) by the secretary or an assistant secretary for the purpose of certifying copies of or extracts from the Articles or these Bylaws, minutes of meetings or resolutions of the members or of the Directors or committees of the board or any instrument executed or issued by the Corporation.

15.4 The signature of any officer or a Director of the Corporation that is, by authority of the Directors, printed, lithographed, engraved or otherwise reproduced upon any instrument or document (including any negotiable instrument) to be signed, executed or issued by the Corporation or any Director or any officer, and any instrument or document on which the signature of any such person is so reproduced, will be as valid as if the signature had been affixed manually by such person, and will be so valid notwithstanding that, at the time of the issue or delivery of the instrument or document, the persons whose signature is so reproduced is deceased, has ceased to hold the office giving rise to his authority or is otherwise incapacitated from personally signing such instrument or document.

15.5 To enable the Seal to be affixed to any instrument or document (including any bond, debenture, share certificate or other security or other negotiable instrument), whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Corporation are, in accordance with the Colorado Corporation Act or these Bylaws, printed, lithographed, engraved or otherwise reproduced, there may be delivered to the person employed to engrave, lithograph or print such instrument or document one or more unmounted dies reproducing the Seal and the Directors may authorize such person to cause the Seal to be affixed to such instrument or document by the use of such dies. Instruments and documents to which the Seal has been affixed shall for all purposes be deemed to be under and to bear the Seal lawfully affixed hereto.

                               PART 16 - OFFICERS

16.1 The Directors shall from time to time appoint or elect a president and a secretary and may from time to time appoint or elect such other officers of the Corporation as in their discretion seems expedient. None of the officers need be a Director other than the chairman of the Directors and the president, each of whom shall be a Director.

16.2 The officers may be appointed or elected by the Directors upon such terms and conditions and at such remuneration, whether by way of salary, fee, commission, participation in profits, or otherwise, as the Directors may determine, and every such appointment shall be subject to termination at the pleasure of the Directors unless otherwise fixed by contract.

             PART 17 - INDEMNIFICATION AND PROTECTION OF DIRECTORS,
                     OFFICERS, EMPLOYEES AND CERTAIN AGENTS

17.1      The Directors may cause the Corporation to indemnify:

     (a)  a Director or former Director of the Corporation; or

     (b) a director or former director of a corporation of which the Corporation is or was a shareholder; or

     (c) any officer, employee or agent of the Corporation of or a corporation of which the Corporation is or was a shareholder, notwithstanding that he may also be a Director of the Corporation or a director of that corporation; or

     (d)  the heirs and personal representatives of any person described in (a),
          (b) or (c) above,

against all costs, charges and expenses including any amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including any amount paid to settle an action or proceeding to which he or they are made a party by reason of his or their being or having been a director, officer, employee or agent of the Corporation or a director, officer, employee or agent of that corporation, as the case may be, including any action brought by the Corporation or that corporation.

17.2 The failure of any person to comply with the Colorado Corporation Act, the Articles of the Corporation or these Bylaws shall not invalidate any indemnity given by the Corporation to that person pursuant to this Part 17.

17.3 The Directors may cause the Corporation to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Corporation or as a director, officer, employee or agent of any corporation of which the Corporation is or was a shareholder and his heirs and personal representatives against any liability incurred by him in that capacity.

17.4 The provisions of this Part 17 shall be subject in all respects to the Colorado Corporation Act and if by reason thereof any provision of these Bylaws shall be void, illegal or invalid the remaining provisions of these Bylaws shall be construed and take effect as if that void, illegal or invalid provision had never been contained herein.

                     PART 18 - DIVIDENDS AND CAPITALIZATION

18.1 Subject to the Articles and these Bylaws, the Directors may declare dividends, and subject to the Colorado Corporation Act and Part 21, may fix the date of record therefor and the date for payment thereof and may pay the same out of any capital surplus, contributed surplus, appraisal surplus, share premium or any other surplus or surplus account of the Corporation or out of any other funds or assets of the Corporation properly available for that purpose. No notice need be given to any member of the declaration of any dividend.

18.2 No dividend shall bear interest against the Corporation. If the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full.

18.3 The Corporation may pay any dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, rights, warrants, bonds, debentures or other securities of the Corporation or any other corporation or in any one or more such ways as may be authorized by the Corporation or the Directors. Where any difficulty arises with regard to such a distribution, the Directors may settle the same as they think expedient and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

18.4 The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Corporation may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Corporation or be invested in such investments as the Directors may from time to time think fit.

18.5 Any dividend or other moneys payable in respect of shares may be paid by cheque or money order sent through the post by ordinary mail directed to the Registered Holder at his Registered Address or, in the case of joint Registered Holders, to the Registered Address of that one of the joint Registered Holder who is first named on the Register or to such person and to such address as the Registered Holder or joint Registered Holders may direct by a written instruction to the Corporation. Every such cheque or money order shall be made payable to the order of the person to whom it is sent and in the case of joint Registered Holders to those joint Registered Holders. The mailing of that cheque or money order shall to the extent of the amount thereof (plus the amount of any tax required by law to be deducted) discharge the Corporation of and from all liability for the payment of the dividend, unless that cheque or money order shall not be paid on presentation, and the amount of the tax deducted shall not have been paid to the taxing authority. Any one of two or more joint Registered Holders may give effectual receipts for any dividends or other moneys payable in respect of the shares held by them.

                          PART 19 - ACCOUNTING RECORDS

19.1 The Directors shall cause accounting records to be kept as necessary to record properly the financial affairs and condition of the Corporation and to comply with the provisions of statutes applicable to the Corporation.

19.2 The Directors shall determine the place at which the accounting records of the Corporation shall be kept and those records shall be open to the inspection of any Director during the normal business hours of the Corporation.

19.3 Unless otherwise determined by ordinary resolution no member as such shall have the right to inspect the accounting records of the Corporation.


                               PART 20 - NOTICES

20.1 In addition to any other method for giving notice provided in these Bylaws, a notice, statement or report may be given by the Corporation to any member or Director either by delivery to him personally or be sending it by mail, postage prepaid, to his Registered Address. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be given by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted, following the date of mailing. A certificate signed by the secretary or other officer of the Corporation or of any other corporation acting in that behalf for the Corporation that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

20.2 A notice may be given by the Corporation to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the Register in respect of that share.

20.3 A notice may be given by the Corporation to the person entitled to a share in consequence of the death or bankruptcy of a member by sending it by mail, postage prepaid addressed to him by name, or by the title of representative of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for that purpose by the person claiming to be so entitled, and until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

20.4 Any notice or document sent by mail or left at the Registered Address of any member, shall, notwithstanding that the member is then deceased and whether or not the Corporation has notice of his death, be deemed to have been duly given in respect of any registered shares, whether held solely or jointly with other persons by that deceased member until some other person is entitled to notice by the Colorado Corporation Act in respect of those shares and shall for all purposes of these Bylaws be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

20.5 Subject to Article 20.4, notice of every general meeting shall be given in the manner authorized by these Bylaws to:

      (a) every member holding a share or shares carrying the right to vote at that meeting on the Notice Record Date, or, if no Notice Record Date was established by the Directors, on the date of the mailing;

      (b) the personal representative of a deceased member, if entitled to notice by the Colorado Corporation Act;

      (c) the trustee in bankruptcy of a bankrupt member, if entitled to notice by the Colorado Corporation Act; and

      (d)   the auditor.

Subject to the Articles, no other person is entitled to receive notice of a general meeting.

                             PART 21 - RECORD DATES
                             ----------------------

21.1 The Directors may fix in advance the Notice Record Date for any general meeting or class meeting. The Directors may fix in advance the Voting Record Date for a general meeting or a class meeting. The Voting Record Date for a meeting may be the same date as the Notice Record Date or any date after the Notice Record Date. The Voting Record Date shall be the same date as the Notice Record Date, unless otherwise specified by the Directors.

21.2 If, on the Notice Record Date, the name of a person is not on the Register for the class or classes of shares otherwise entitled to receive notice of a general meeting or a class meeting, that person is not entitled to receive notice of such meeting with respect to that class of shares, notwithstanding.

      (a)   the rights and restrictions attached to that class of shares; and

      (b) that the name of the person is on such Register on the date of such meeting or on the Voting Record Date.

Notice for a general meeting or a class meeting will not be insufficient nor will proceedings at the meeting be invalid by reason only that on the Notice Record Date members entitled to vote as such meeting and whose names were not on the Register for the class or classes of shares entitled to receive notice of such meeting were not given notice of such meeting.

21.3 In relation to the payment of any dividend, the Directors may fix in advance the Dividend Record Date, which shall not be more than the maximum number of days permitted by the Colorado Corporation Act, preceding the date of the payment of the dividend, and, in such case, notwithstanding anything elsewhere contained in these Bylaws, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

21.4 Where no date is fixed as provided in Bylaws 21.1 and 21.3, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the date.

                          PART 22 - SHARE CLASS RIGHTS

22.1 COMMON SHARES. Subject to the rights of the preferred shares, and rights of any other shares of the Corporation which are expressed to rank prior to the common shares, the common shares shall be subject to the following rights, privileges, restrictions and conditions, namely:

        (a) The holders of the common shares shall be entitled to vote at any meeting of shareholders of the Corporation.

        (b) The holders of the common shares shall be entitled to receive any dividend declared payable to the common shares by the Corporation; and

        (c) The holders of the common shares shall be entitled to receive the remaining property of the Corporation on dissolution.

22.2 PREFERRED SHARES. The preferred shares shall have attached thereto, as a class, the following rights, privileges and restrictions and conditions namely;

        (a) DIRECTOR'S RIGHT TO ISSUE IN ONE OR MORE SERIES. The preferred shares may at any time, or from time to time, be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the Board of Directors of the Corporation;

        (b) DIRECTOR'S RIGHT TO FIX TERMS OF EACH SERIES. The Directors of the Corporation shall, by ordinary resolution, fix from time to time before the issue thereof the designation, price, restrictions, conditions and limitations attaching to the preferred shares of each series including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the redemption or purchase prices and terms and conditions of redemption or purchase, any voting rights, any conversion rights and any sinking fund or other provisions;

        (c) RANKING OF PREFERRED SHARES. The preferred shares of each series shall rank, both as regards to dividends and return of capital, in priority to all other shares of the Corporation. The preferred shares of any series may also be given such other preferences over the common shares and over any other shares of the Corporation ranking junior to the preferred shares, as may be fixed in accordance with sub-section 22.2(b) hereof; provided, however, that no rights, privileges, restrictions or conditions attached to a series of shares shall confer on a series a priority in respect of voting, dividends or return of capital over any other series of shares of the same class that are then outstanding.


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
                             PART 23 - RESTRICTIONS


23.1 RESTRICTIONS ON TRANSFER OF SHARES. Notwithstanding anything contained in these Bylaws, the Directors may, in their sole discretion, decline to register any transfer of shares and will not be required to disclose their reasons; provided that at such time as a class of shares in the capital of the Corporation have been listed for trading on any stock exchange or any regulatory authority has accepted for filing and issued a receipt for a prospectus qualifying the distribution of such shares to the public, any restrictions on the transfer of shares will, by that fact, be removed.


        DATED the 20th day of July, 1997.





















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